UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and the exhibit attached hereto contain forward-looking statements of AVEO Pharmaceuticals, Inc. (“AVEO” or the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibit attached hereto, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the Company’s planned development, commercialization and manufacturing plans, timelines and strategies for tivozanib; the potential therapeutic advantages and benefits of the Company’s product candidates; the timing and results of the Company’s ongoing and planned preclinical studies and clinical trials; the potential benefits of the Company’s strategic partnership agreements, its ability to achieve additional payments under these arrangements and its ability to enter into additional arrangements; the Company’s plans to leverage its Human Response Platform™ to inform clinical development; its intellectual property position and strategies; the expected RCC market and potential of tivozanib to enter this market; the Company’s projections with respect to its achievement of corporate milestones, including its anticipated plans for success in the oncology markets; and the Company having sufficient capital to fund its operations beyond 2012 and its estimates for its 2011 expected year-end cash balance.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as those related to: the Company’s ability to successfully develop, test and gain approval of its product candidates, including tivozanib; the Company’s ability to obtain, maintain and enforce intellectual property rights; competition; the Company’s dependence on its alliance partners and other third parties; the Company’s ability to obtain necessary financing; adverse economic conditions; and other risk factors discussed in the “Risk Factors” and elsewhere in its most recent Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results, performance or achievements. The forward-looking statements in this Form 8-K and the exhibit attached hereto represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and development will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2011, the Company will announce during the 30th Annual J.P. Morgan HealthCare Conference, which begins on January 9, 2012, that it expects to report that it had approximately $275,000,000 in cash, cash equivalents and marketable securities as of December 31, 2011.

The information contained in this Item 2.02 of Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2011 and its results of operations for the three months and year ended December 31, 2011. The audit of the Company’s consolidated financial statements for the year ended December 31, 2011 is ongoing and could result in changes to the information set forth above. The Company anticipates making a public announcement of its results of operations for the fourth quarter and fiscal year ended December 31, 2011 on or about February 14, 2012.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company’s President and Chief Executive Officer, Tuan Ha-Ngoc, will be presenting on January 10, 2012 at the 30th Annual J.P. Morgan HealthCare Conference. The slides to be used during Mr. Ha-Ngoc’s presentation are attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. As discussed in the accompanying slides, the Company currently estimates that its existing cash and cash equivalents, marketable securities, committed research and development funding and milestone payments that it expects to receive under its existing strategic partnership and license agreements will allow it to fund its operating plan beyond 2012. In addition, and as discussed in the accompanying slides, the Company currently estimates that it will file a New Drug Application for tivozanib with the Food and Drug Administration in the third quarter of 2012.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

By:	/S/ TUAN HA-NGOC
Name:	Tuan Ha-Ngoc
Title:	Chief Executive Officer

Date: January 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	AVEO Pharmaceuticals, Inc. Presentation for the 30th Annual J.P. Morgan HealthCare Conference dated January 10, 2012.